Exhibit 16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Richard M. Goldman and Nikolaos Bonos, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of TS&W / Claymore Tax-Advantaged Balanced Fund into Rydex | SGI Municipal Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2011.

DONALD A. CHUBB, JR.
Donald A. Chubb, Jr.

SUBSCRIBED AND SWORN to before me this 12th day of September, 2011.

Shelley R. Gower
Notary Public

My Commission Expires:
04/07/2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Richard M. Goldman and Nikolaos Bonos, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of TS&W / Claymore Tax-Advantaged Balanced Fund into Rydex | SGI Municipal Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of September, 2011.

HARRY W. CRAIG, JR.
Harry W. Craig, Jr.

SUBSCRIBED AND SWORN to before me this 8th day of September, 2011.

Monica Reneé Epler
Notary Public
My Commission Expires:
2/22/2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Richard M. Goldman and Nikolaos Bonos, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of TS&W / Claymore Tax-Advantaged Balanced Fund into Rydex | SGI Municipal Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2011.

JERRY B. FARLEY
Jerry B. Farley

SUBSCRIBED AND SWORN to before me this 9th day of September, 2011.

Jeanne L. Dodge
Notary Public

My Commission Expires:
3/5/13

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Richard M. Goldman and Nikolaos Bonos, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of TS&W / Claymore Tax-Advantaged Balanced Fund into Rydex | SGI Municipal Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of September, 2011.

PENNY A. LUMPKIN
Penny A. Lumpkin

SUBSCRIBED AND SWORN to before me this 8th day of September, 2011.

Shelley R. Gower
Notary Public

My Commission Expires:
04/07/2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Richard M. Goldman and Nikolaos Bonos, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of TS&W / Claymore Tax-Advantaged Balanced Fund into Rydex | SGI Municipal Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2011.

MAYNARD F. OLIVERIUS
Maynard F. Oliverius

SUBSCRIBED AND SWORN to before me this 15th day of September, 2011.

Kathleen M. Davis
Notary Public

My Commission Expires:
04/29/15